Exhibit 21.01

SUBSIDIARIES OF HEIDRICK & STRUGGLES INTERNATIONAL, INC.

The following are subsidiaries of Heidrick & Struggles International, Inc. as of December 31, 2024:

BEIJING HEIDRICK & STRUGGLES INTERNATIONAL MANAGEMENT CONSULTING COMPANY LIMITED, a China limited partnership (joint venture 90% ownership)

HEIDRICK & STRUGGLES LEADERSHIP CONSULTING, LTD., a United Kingdom corporation

H&S HOLDINGS LIMITED, a Thailand corporation

HEIDRICK & STRUGGLES AB, a Sweden corporation

HEIDRICK & STRUGGLES AG, a Switzerland corporation

HEIDRICK & STRUGGLES ARGENTINA S.A., an Argentina corporation

HEIDRICK & STRUGGLES ASIA-PACIFIC, LLC, a Delaware limited liability company

HEIDRICK & STRUGGLES AUSTRALIA PTY., LTD., an Australia corporation

HEIDRICK & STRUGGLES B.V., a Netherlands corporation

HEIDRICK & STRUGGLES CANADA, INC., a Canada corporation

HEIDRICK & STRUGGLES (CAYMAN ISLANDS), INC., a Cayman Islands corporation

HEIDRICK & STRUGGLES CYPRUS LTD., a Cyprus corporation

HEIDRICK & STRUGGLES ESPANA, INC., an Illinois corporation

HEIDRICK & STRUGGLES FAR EAST LIMITED, a Hong Kong corporation

HEIDRICK & STRUGGLES (GIBRALTAR) HOLDINGS LIMITED, a Gibraltar corporation

HEIDRICK & STRUGGLES (GIBRALTAR) LIMITED, a Gibraltar corporation

HEIDRICK & STRUGGLES HOLDING B.V., a Netherlands corporation

HEIDRICK & STRUGGLES HONG KONG, LTD., an Illinois corporation

HEIDRICK & STRUGGLES, INC., a Delaware corporation

HEIDRICK & STRUGGLES (INDIA) PRIVATE LIMITED, an India corporation

HEIDRICK & STRUGGLES INTERNATIONAL S.R.L, an Italy corporation

HEIDRICK & STRUGGLES JAPAN GODO KAISHA, a Japan limited liability company

HEIDRICK & STRUGGLES JAPAN, LTD., an Illinois corporation

HEIDRICK & STRUGGLES (KOREA), INC., a Korea corporation

HEIDRICK & STRUGGLES LATIN AMERICA, INC., an Illinois corporation

Exhibit 21.01

HEIDRICK & STRUGGLES (MIDDLE EAST) LTD., a United Arab Emirates corporation

HEIDRICK & STRUGGLES (RUSSIA) LLC, a Russia corporation

HEIDRICK & STRUGGLES S.A. de C.V., a Mexico corporation

HEIDRICK & STRUGGLES SINGAPORE PTE LTD., a Singapore corporation

HEIDRICK & STRUGGLES SP. ZO.O, a Poland corporation

HEIDRICK & STRUGGLES RECRUITMENT (THAILAND), LTD., a Thailand corporation

HEIDRICK & STRUGGLES (UK) FINANCE COMPANY LIMITED, a United Kingdom company

HEIDRICK & STRUGGLES (UK) LIMITED, a United Kingdom corporation

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG GMBH & CO. KG, a Germany limited partnership

HEIDRICK & STRUGGLES UNTERNEHMENSBERATUNG VERWALTUNG, GMBH, a Germany limited liability company

HEIDRICK & STRUGGLES A/S, a Denmark corporation

HEIDRICK & STRUGGLES IRELAND, LIMITED, an Ireland corporation

SENN-DELANEY LEADERSHIP CONSULTING GROUP, LLC, a California limited liability company

HEIDRICK & STRUGGLES RECRUTAMENTO & CONSULTIVO HOLDING LTDA., a Brazil corporation

HEIDRICK & STRUGGLES RDJ RECRUTAMENTO & CONSULTIVO LTDA., a Brazil corporation

HEIDRICK & STRUGGLES RECRUTAMENTO ESPECIALIZADO LTDA., a Brazil corporation

HEIDRICK & STRUGGLES CONSULTIVO LTDA., a Brazil Corporation

HEIDRICK & STRUGGLES HOLDING SWEDEN AB, a Sweden Corporation

PRIME BLOCKER CORP, a Delaware Corporation

BUSINESS TALENT GROUP, LLC, a California limited liability company

BUSINESS TALENT GROUP EUROPE LTD., a United Kingdom corporation

BTG USA, INC., a Delaware corporation

H&S GLOBAL HOLDINGS, INC., a Delaware corporation

HEIDRICK SEARCH AND CONSULTING LTD., an Israel corporation

PRIMARY TALENT CONSULTANCY, INC., a Cayman Islands corporation

PRIMARY TALENT CONSULTANCY LIMITED, a Hong Kong Corporation

HEIDRICK & STRUGGLES (SHANGHAI) TALENT CONSULTING CO., LTD., a China Corporation

Exhibit 21.01

HEIDRICK & STRUGGLES FINLAND HOLDING OY, a Finland Corporation

H&S FINLAND OY, a Finland Corporation

H & S EUROPE COE SP ZO.O, a Poland corporation

HEIDRICK & STRUGGLES MIDDLE EAST LTD., a Saudi Arabia Corporation

BUSINESS 3.0 LIMITED, a United Kingdom corporation

HEIDRICK & STRUGGLES SEARCH AND CONSULTING COLOMBIA SAS, a Colombia Corporation

ATREUS GROUP GMBH, a Germany corporation

H&S AUSTRALIA HOLDING PTY LTD, an Australia corporation

HEIDRICK & STRUGGLES AFRICA (PTY) LTD, a South Africa corporation

HEIDRICK & STRUGGLES SOUTH AFRICA (PTY) LTD, a South Africa corporation

ATREUS GMBH, a Germany corporation

ATREUS INTERIM MANAGEMENT GMBH, a Germany corporation

MYHEAD GMBH, a Germany corporation

ATROVA GMBH, a Germany corporation

HEIDRICK & STRUGGLES HOLDING COMPANY, a Delaware Corporation

HEIDRICK & STRUGGLES CHILE SpA, a Chilean Corporation